SECURITIES AND EXCHANGE COMMISSION

                    Washington,  D.C.  20549

                            Form  8-K

                         CURRENT REPORT




             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) August 22, 1995
                                                 ---------------


                       State Bancorp, Inc.
- -------------------------------------------------------------------
     (Exact name of registrant as specified in its charter)



New York                       0 - 14874             11 - 2846511
- -----------------------------------------------------------------
(State or other jurisdiction  (Commission          ( IRS Employer
of incorporation)              File Number)        Identification
                                                    Number)



699 Hillside Avenue, New Hyde Park,  N.Y.            11040 - 2512
- ------------------------------------------------------------------
(Address of principal executive offices)              (Zip code)



Registrant's telephone number, including area code (516) 437 - 1000
                                                   ----------------


- ------------------------------------------------------------------
(Former name or former address, if changed since last report)

ITEM 5 - OTHER EVENTS

On August 22, 1995, Registrant's  Board of Directors declared a
$0.10 cash dividend on its common stock. The quarterly dividend will be paid on October 16, 1995 to stockholders of record as of September 15, 1995.

This represents a change in the Registrant's cash dividend policy from an annual to a quarterly basis. Future cash dividends will be reviewed by the Registrant's Board of Directors on a quarterly basis beginning in the fourth quarter of 1995. The Registrant's stock dividend policy will continue to be reviewed on an annual basis.


                            SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                        STATE BANCORP, INC.



DATE:  AUGUST 31, 1995


                                        BY:  s/Daniel T. Rowe
                                        -------------------------
                                        Daniel T. Rowe, Secretary